40 YEAR ONLY FICO BUCKET (any loan with a 40 year amortization period)
	Deal Size			Average Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80	Silent 2nd%	% 40 year
NA	1	$134,872.32	0.06%	134872.3	7.69	0	79.41%	49.60%	100.00%	100	100	100	0	0	100
=<500
>500 =<520	9	2,790,561.35	1.18	310062.4	8.682	513	78.47	42.64	100	100	81.91	43.59	56.52	0	100
>520 =<540	16	3,697,986.15	1.56	231124.1	8.813	533	79.77	41.62	100	100	96.35	50.63	74.21	3.78	100
>540 =<560	44	10,268,225.18	4.33	233368.8	8.754	550	77.06	43.14	98.54	89.94	83.39	53.71	46.27	1.65	100
>560 =<580	86	24,158,865.01	10.18	280917	7.777	570	74.78	43.59	96.36	86.44	79.79	70.7	47.42	15.01	100
>580 =<600	158	42,459,788.20	17.89	268732.8	7.645	591	78.43	44.28	96.93	90.48	74.83	67.95	56.7	17.26	100
>600 =<620	145	37,409,565.21	15.76	257997	7.715	611	82.62	44.47	98.19	92.75	73.5	70.9	77.78	20.73	100
>620 =<640	116	31,820,201.45	13.4	274312.1	7.417	631	82.32	43.38	99.13	90.94	57.81	55.28	74.06	19.31	100
>640 =<660	97	28,015,303.78	11.8	288817.6	7.557	649	83.93	43.76	99.31	80.02	63.77	43.54	84.74	24.24	100
>660 =<680	62	19,606,227.26	8.26	316229.5	7.417	670	83.15	43.24	93.01	85.03	48.71	25.87	79.78	26.74	100
>680 =<700	38	15,224,679.11	6.41	400649.5	7.126	690	85.66	45.73	96.06	86.89	61.94	36.69	92.56	26.21	100
>700 =<750	45	17,105,456.71	7.21	380121.3	7.034	720	83.25	43.48	91.62	68.4	65.21	42.82	87.84	27.33	100
>750	12	4,707,066.57	1.98	392255.6	6.932	780	81.67	39.71	100	80.81	12.92	32.8	79.42	31.23	100
TOTAL	829	$237,398,798.30	100.00%	286367.7	7.597	626	81.12%	43.82%	97.10%	87.03	67.44	54.97	71.4	19.94	100

Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

3/23/2006 15:13

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer. Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

FICO	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Avg Loan Balance	WAC	Weighted Average FICO	Weighted Average LTV	Weighted Average DTI	% of Owner Occupied By Balance	% SF PUD	% Cashout	% Full Doc	% LTV >= 80	% Silent Second	% 40 Yr
<= 0	1	$134,872.32	0.06%	134872.3	7.69	0	79.41%	49.60%	100.00%	100	100	100	0	0	100
501 - 520	9	2,790,561.35	1.18	310062.4	8.682	513	78.47	42.64	100	100	81.91	43.59	56.52	0	100
521 - 540	16	3,697,986.15	1.56	231124.1	8.813	533	79.77	41.62	100	100	96.35	50.63	74.21	3.78	100
541 - 560	44	10,268,225.18	4.33	233368.8	8.754	550	77.06	43.14	98.54	89.94	83.39	53.71	46.27	1.65	100
561 - 580	86	24,158,865.01	10.18	280917	7.777	570	74.78	43.59	96.36	86.44	79.79	70.7	47.42	15.01	100
581 - 600	158	42,459,788.20	17.89	268732.8	7.645	591	78.43	44.28	96.93	90.48	74.83	67.95	56.7	17.26	100
601 - 620	145	37,409,565.21	15.76	257997	7.715	611	82.62	44.47	98.19	92.75	73.5	70.9	77.78	20.73	100
621 - 640	116	31,820,201.45	13.4	274312.1	7.417	631	82.32	43.38	99.13	90.94	57.81	55.28	74.06	19.31	100
641 - 660	97	28,015,303.78	11.8	288817.6	7.557	649	83.93	43.76	99.31	80.02	63.77	43.54	84.74	24.24	100
661 - 680	62	19,606,227.26	8.26	316229.5	7.417	670	83.15	43.24	93.01	85.03	48.71	25.87	79.78	26.74	100
681 - 700	38	15,224,679.11	6.41	400649.5	7.126	690	85.66	45.73	96.06	86.89	61.94	36.69	92.56	26.21	100
701 - 750	45	17,105,456.71	7.21	380121.3	7.034	720	83.25	43.48	91.62	68.4	65.21	42.82	87.84	27.33	100
751 >=	12	4,707,066.57	1.98	392255.6	6.932	780	81.67	39.71	100	80.81	12.92	32.8	79.42	31.23	100
Total:	829	$237,398,798.30	100.00%	286367.7	7.597	626	81.12%	43.82%	97.10%	87.03	67.44	54.97	71.4	19.94	100